 Exhibit 99.1

August 2026 Fixed Income Investor Presentation

Disclaimer 2 In this presentation, "we," "our," "us," “Beacon,” “HoldCo” or the "Company" refers to Beacon Financial Corporation and its consolidated subsidiaries, including Beacon Bank & Trust (the “Bank”), unless the context indicates otherwise. Forward-Looking Statements Certain statements contained in this presentation that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. These statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, can generally be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target” and similar expressions. These statements include, among others, statements regarding the Company’s intent, belief or expectations with respect to economic conditions, trends affecting the Company’s financial condition or results of operations, and the Company’s exposure to market, liquidity, interest-rate and credit risk. Forward-looking statements are based on the current assumptions underlying the statements and other information with respect to the beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions of management and the financial condition, results of operations, future performance and business are only expectations of future results. Although the Company believes that the expectations reflected in the Company’s forward-looking statements are reasonable, the Company’s actual results could differ materially from those projected in the forward-looking statements as a result of, among other important factors, changes in interest rates; general economic conditions (including the impact of ongoing armed conflicts, tariffs, inflation, and concerns about liquidity) on a national basis or in the local markets in which the Company operates; turbulence in the capital and debt markets; competitive pressures from other financial institutions; changes in consumer behavior due to changing political, business and economic conditions, or legislative or regulatory initiatives; changes in the value of securities and other assets in the Company’s investment portfolio; increases in loan and lease default and charge-off rates; the adequacy of allowances for loan and lease losses; decreases in deposit levels that necessitate increases in borrowing to fund loans and investments; the diversion of management’s attention from ongoing business operations and opportunities; operational risks including, but not limited to, cybersecurity incidents, fraud, natural disasters, and future pandemics; changes in regulation; the possibility that future credit losses may be higher than currently expected due to changes in economic assumptions and adverse economic developments; the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; and changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and other filings submitted to the U.S. Securities and Exchange Commission (“SEC”). Forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made. NO OFFER OR SOLICITATION This presentation is not an offer to sell securities and it is not soliciting an offer to buy securities in any state where the offer or sale is not permitted. Neither the SEC nor any other regulatory body has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Industry and Other Information This presentation has been prepared by the Company solely for informational purposes based on information provided by the Company, as well as information from public sources. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, such information has not been independently verified, and the Company cannot guarantee the accuracy of such information. Unaudited Financial Information Figures contained in this presentation for the quarter ended June 30, 2026 and for other quarterly periods are unaudited. Additionally, all figures presented as year-to-date represent unaudited results. As a result, subsequent information may cause a change in certain accounting estimates and other financial information. Non-GAAP Financial Measures This presentation includes certain financial measures that are not in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The Company believes that these non-GAAP financial measures provide useful information to management and investors. These non-GAAP financial measures are intended to supplement, not substitute for, comparable GAAP measures and the Company’s reported results prepared in accordance with GAAP and may not be directly comparable to non-GAAP financial measures presented by other companies. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are provided at the end of the presentation. Numbers in this presentation may not sum due to rounding.

Today’s Presenters Benjamin Hoffman Director of Credit Strategy and Analytics Mr. Hoffman has served as the Director of Credit Strategy and Analytics of Beacon Bank since the merger between Brookline Bancorp, Inc. and Berkshire Hills Bancorp, Inc. in 2025. Previously, Mr. Hoffman served as the Director of Analytics and ACL of Brookline Bancorp, Inc. from 2021 to 2025. Prior to Brookline, Mr. Hoffman spent a decade with KPMG LLP in Boston, where he was a Managing Director and the firm’s National Commercial CECL Leader, advising financial institutions on allowance methodology and model development and validation. Mr. Hoffman earned a Bachelor’s Degree from Colby College. 3 Carl M. Carlson Chief Financial and Strategy Officer Mr. Carlson has served as the Chief Financial and Strategy Officer of Beacon Financial Corporation since the merger between Brookline Bancorp, Inc. and Berkshire Hills Bancorp, Inc. in 2025. From 2014 through 2025, Mr. Carlson served as the Co-President and Chief Financial and Strategy Officer of Brookline Bancorp, Inc. Prior to his tenure with Brookline Bancorp, Inc., Mr. Carlson served in several roles at Webster Financial Corporation and North Fork Bancorporation. Mr. Carlson earned a Master’s of Business Administration from Dowling College and a Bachelor’s Degree in Finance from Clarkson University. Paul A. Perrault President and Chief Executive Officer Mr. Perrault has served as the President and Chief Executive Officer of Beacon Financial Corporation since the merger between Brookline Bancorp, Inc. and Berkshire Hills Bancorp, Inc. in 2025. Mr. Perrault formerly served as the Chief Executive Officer of Brookline from 2009 to 2025. Prior to Brookline, Mr. Perrault served as the Chief Executive Officer of Sovereign Bancorp, Inc. and previously as Chief Executive Officer, President and Chairman of the Board of Chittenden Corporation. Mr. Perrault is on the Board of Trustees of Salve Regina University in Newport, RI and previously served on the Board of Directors of The Perkins School for the Blind.

Table of Contents The Beacon Franchise Loan Portfolio & Asset Quality Appendix 1 2 3 4 5 4 Financial Performance Funding & Liquidity

1 The Beacon Franchise 5

Source: S&P Global Market Intelligence and Company Filings. (1) Represents a Non-GAAP financial measure. See Non-GAAP Financial Measures included in Appendix for a reconciliation to this measure’s most directly comparable GAAP financial measure. Beacon Financial Snapshot Beacon Branch Footprint Beacon Financial Corporation (145) Syracuse New York City Stamford New Haven Hartford New London Providence Boston Springfield Worcester Provincetown Albany Poughkeepsie Burlington Utica Binghamton NY VT MA CT RI Rutland 6 6/30/2026 Capital Position TCE / TA(1) CET1 Ratio Tier 1 Ratio Total Risk-Based Capital Ratio 9.25% 11.6% 11.7% 13.6% 6/30/2026 Asset Quality NPAs / Assets 0.70% Reserves / Gross Loans 1.34% NCOs / Avg. Loans 0.32% 6/30/2026 Balance Sheet Assets Gross Loans Deposits Tangible Common Equity(1) $22.3 $17.8 $18.5 $2.0 Corporate Information Headquarters Ticker Chief Executive Officer Markets Boston, MA NYSE: BBT Paul A. Perrault MA, NY, RI, CT & VT Figures shown as of or for the stated fiscal quarter end | Dollars shown in billions (unaudited) Key Milestones Q2 2026 Merger Synergies Reflected Sept. 2025 Merger of Equals Closed Feb. 2026 Core Conversion Completed

6/30/2026 Review 6/30/2026 vs. 3/31/2026 Highlights Profitability Yields / Funding Capital 6/30/2026 Diluted EPS $0.77 Net Income $64.4 ROATE(1) 12.8% ROAA 1.17% vs. 0.84% Efficiency Ratio 58.1% vs. 65.6% NIM 3.81% vs. 3.78% Loans / Deposits 96.4% vs. 98.0% Yield on Earning Assets 5.76% vs. 5.70% Cost of Interest-Bearing Deposits 2.49% vs. 2.57% TCE / TA(1) 9.25% vs. 9.07% CET1 Ratio 11.6% vs. 11.2% CRE / TRBC(2) 317% vs. 327% 7 Source: S&P Global Market Intelligence and Company Filings. (1) Represents a Non-GAAP financial measure. See Non-GAAP Financial Measures included in Appendix for a reconciliation to this measure’s most directly comparable GAAP financial measure. (2) Excludes owner-occupied commercial real estate per regulatory definition. Figures shown as of or for the stated fiscal quarter end | Dollars shown in millions, except for per share data (unaudited)

Investment Highlights 8 Experienced management team — combination of Brookline and Berkshire Hills veterans, led by CEO Paul A. Perrault Combined scale — the 2025 merger of equals created a leading $22.3B Northeast franchise, 145 branches across MA, NY, RI, CT & VT Prudent credit management — history of net charge-off levels well below the industry average Stability — resilient performance through rate cycles, underpinned by conservative underwriting, relationship-based lending and a seasoned credit culture Granular deposit base — strong core funding mix, declining funding costs and minimal reliance on wholesale funding

2 Financial Performance 9

(1.3%) 11.2% 9.3% 12.8% 56.6% 52.8% 55.6% 54.3% 91.6% 63.1% 65.6% 58.1% ($0.05) $0.64 $0.55 $0.77 $0.38 $0.79 $0.70 $0.77 (0.11%) 0.94% 0.84% 1.17% Profitability Return on Average Assets (“ROAA”) 10 Figures shown as of or for the stated fiscal quarter end (unaudited) 9/30/2025 12/31/2025 3/31/2026 6/30/2026 Source: S&P Global Market Intelligence and Company Filings. (1) Includes merger, restructuring and Day 1 CECL provision charges. (2) Represents a Non-GAAP financial measure. See Non-GAAP Financial Measures included in Appendix for a reconciliation to this measure’s most directly comparable GAAP financial measure. (3) Non-GAAP EPS based on Non-GAAP net income adjusted for merger-related charges. (4) Non-GAAP efficiency ratio reflects non-interest expense adjusted for merger-related charges and amortization of identified intangibles. $54.3M $14.4M $13.0M — Earnings Per Share (“EPS”) Total Quarterly Pretax Merger Charges(1) Return on Average Tangible Equity (“ROATE”)(2) Efficiency Ratio 9/30/2025 12/31/2025 3/31/2026 6/30/2026 9/30/2025 12/31/2025 3/31/2026 6/30/2026 9/30/2025 12/31/2025 3/31/2026 6/30/2026 GAAP Non-GAAP(2)(3) Non-GAAP(2)(4) GAAP

12.5% 13.0% 13.3% 13.6% 10.4% 11.0% 11.2% 11.6% 10.6% 11.1% 11.4% 11.7% 8.56% 8.62% 9.07% 9.25% Source: S&P Global Market Intelligence and Company Filings. (1) Represents a Non-GAAP financial measure. See Non-GAAP Financial Measures included in Appendix for a reconciliation to this measure’s most directly comparable GAAP financial measure. Capital Position TCE / TA(1) 11 Figures shown as of or for the stated fiscal quarter end (unaudited) Tier 1 Ratio CET1 Ratio Total Risk-Based Capital Ratio 9/30/2025 12/31/2025 3/31/2026 6/30/2026 9/30/2025 12/31/2025 3/31/2026 6/30/2026 9/30/2025 12/31/2025 3/31/2026 6/30/2026 9/30/2025 12/31/2025 3/31/2026 6/30/2026

3 Loan Portfolio & Asset Quality 12

55% 22% 17% 6% Loan Portfolio: Commercial Segment in Focus Portfolio Highlights 6/30/2026 Loan Composition o Portfolio review: Granular, diversified loan portfolio undergoing a simultaneous de-risking in CRE concentration levels and an expansion in commercial lending that has meaningfully outpaced other segments and the broader loan portfolio since the merger of equals closed in the third quarter of 2025 $17.8B Gross Loans 5.99% Yield on Loans Commercial Real Estate Consumer Commercial Equipment Financing Segment Balance Commercial Real Estate $9,884 Consumer 3,956 Commercial 2,950 Equipment Financing 1,031 Gross Loans $17,822 13 Figures shown as of or for the stated fiscal quarter end | Dollars shown in millions unless otherwise noted (unaudited) 355% 333% 327% 317% 15.0% 15.4% 16.4% 16.6% Commercial Loans / Total Loans(1) CRE / Total Risk-Based Capital(2) 9/30/2025 12/31/2025 3/31/2026 6/30/2026 9/30/2025 12/31/2025 3/31/2026 6/30/2026 Source: S&P Global Market Intelligence and Company Filings. Note: Totals may not sum due to rounding. (1) Commercial loan balances exclude equipment financing loans. (2) Excludes owner-occupied commercial real estate per regulatory definition.

Investment CRE 44% Commercial Core 21% Specialty Lending 13% Retail 22% Segment Perm Constr Total % NAICS Total % Vertical Total % Call Code Total % Multifamily $2,240 $160 $2,400 31% RE Agent / Broker $600 16% ABL $788 35% Resi 1st Mtg $3,138 79% Retail 1,321 3 1,324 17% Food and Lodging 552 15% EF Core 924 40% Resi Jr Mtg 26 1% Industrial 1,062 22 1,084 14% Health and Social 418 11% 44BC 287 13% Resi HELOC 659 17% Office 1,035 30 1,065 14% Professional 406 11% Firestone 12 1% Consumer 133 3% Hospitality 520 1 521 7% Manufacturing 386 10% EF Vehicle 145 6% Total $3,956 100% Healthcare 435 20 455 6% Retail 324 9% EF Macrolease 128 5% Lab 182 17 199 2% Finance and Ins 305 8% Total $2,284 100% Restaurant 136 – 136 1% Arts, Entertainment 217 6% Other 501 113 614 8% Wholesale Trade 213 5% Total $7,432 $366 $7,798 100% Other Services 202 5% Construction 134 3% Trans / Warehouse 27 1% Total $3,784 100% Major Loan Segments: Industry Breakdown Source: Beacon Financial Corporation 6/30/2026 Earnings Presentation. Balances shown are loan book balances, net of acquisition marks. 14 Note: Totals may not sum due to rounding. Loan Segment Detail (6/30/2026) Owner-Occupied CRE included in Commercial and Equipment Financing EF Vehicle, EF Macrolease, and Firestone have discontinued new originations $7,798 $3,784 $2,284 $3,956 Total Loans Outstanding: $17,822 Dollars shown in millions (unaudited)

39% 36% 35% 39% 34% 38% 39% 62% 50% 51% 56% 55% 49% 59% 56% 33% 29% 42% 8% 6% 6% 5% 4% 6% 13% 6% 8% 3% 2% 4% 6% 3% 14% 2% Multifamily Retail Industrial Office Hospitality Healthcare Lab Restaurant Other 15 Investment CRE by Loan-to-Value (LTV) Source: Beacon Financial Corporation 6/30/2026 Earnings Presentation. Note: Totals may not sum due to rounding. Non-Owner-Occupied CRE and Multifamily Exposures 50%- 50%-69% 70%-80% 80%+ Total (unaudited) 39% 51% 7% 3%

5% 8% 9% 23% 9% 10% 30% 9% 12% 16% 12% 19% 13% 22% 23% 44% 5% 15% 11% 19% 16% 14% 22% 11% 16% 6% 9% 11% 13% 9% 12% 8% 6% 3% 7% 19% 57% 48% 47% 39% 39% 50% 7% 73% 45% Multifamily Retail Industrial Office Hospitality Healthcare Lab Restaurant Other Source: Beacon Financial Corporation 6/30/2026 Earnings Presentation. 16 Note: Totals may not sum due to rounding. Investment CRE by Maturity Non-Owner-Occupied CRE and Multifamily Exposures 2026 2027 2028 2029 2030+ (unaudited) Total 49% 11% 14% 16% 10%

54% 21% 12% 13% 63% 29% 8% Office Portfolio Source: Beacon Financial Corporation 6/30/2026 Earnings Presentation. Includes construction loans. 17 Note: Totals may not sum due to rounding. o Office CRE portfolio totals $1.2B or 6.6% of total loans o Continue to manage the risk of the portfolio with NPLs of 3.7% and NCOs of $3.7M in the quarter ended 6/30/2026, which were fully reserved o No meaningful exposure to any major metropolitan area other than Boston, which represents 17% of the portfolio o Majority of portfolio (54%) is Class B Office space o Weighted Average Loan-to-Value is 55% o Weighted Average Debt Service Coverage is 1.5x o Top 20 loans are 38% of the total CRE Office portfolio 98% of portfolio is within footprint and 63% is Suburban Majority of portfolio (67%) matures after 2027 Office Portfolio & Asset Quality Office Portfolio Metrics Suburban Urban Rural 2029+ 2026 2027 2028 Criticized Non-Accrual $ Avg Size $ $ Class A 458.0 6.8 71.4 4.9 Class B 626.2 1.7 125.8 36.9 Class C 84.6 2.2 1.0 0.9 $1,168.8 $2.5 $198.3 $42.7 6/30/2026 Portfolio $ % $ % CRE Office: Construction 30.4 3% 43.0 4% CRE Office: Owner-Occupied 103.4 9% 108.3 9% CRE Office: Non-Owner-Occupied 1,035.0 88% 1,006.1 87% Total CRE Office $1,168.8 100% $1,157.5 100% 6/30/2026 3/31/2026 Maturity Schedule Dollars shown in millions unless otherwise noted (unaudited)

Fixed-to-Floating 9% 17% 20% 54% $92 $93 $172 $76 $67 $146 $51 $67 $137 $144 $38 $20 $82 $60 $51 $65 $47 $18 $55 $109 $50 $65 $65 $38 $17 $35 $46 $163 $140 $148 $137 $83 $130 $127 $134 9/30/2026 12/31/2026 3/31/2027 6/30/2027 9/30/2027 12/31/2027 3/31/2028 6/30/2028 32% 26% 21% 21% Investment CRE Maturity and Repricing Source: Beacon Financial Corporation 6/30/2026 Earnings Presentation. Excludes construction loans. 18 Note: Totals may not sum due to rounding. Rates & Maturity Profile Mature or Reprice, Next 24 Months Rate Type Maturity / Repricing $2.9B of the $7.3B portfolio will mature or reprice 1 within 24 months 2 3 Well-balanced maturity / repricing profile and rate type profile Maturities or reprices in the third quarter of 2026 represent $411M of maturities and $80M in repricing, of which 4% are criticized due to one Office credit. The allowance for this loan is based upon current market valuations Fixed via Swap Floating Fixed 2026 2027 2028 2029+ Multifamily Office Industrial Lab Other Dollars shown in millions unless otherwise noted (unaudited)

Non-Performing Assets and Net Charge-Offs 19 Asset Quality Highlights o The $14.3M in net charge-offs was primarily driven by a Boston office loan, a large industrial laundry loan at Eastern Funding, and two rent-controlled multifamily properties. These charge-offs were largely specifically reserved for in prior periods Source: S&P Global Market Intelligence and Company Filings. Note: Totals may not sum due to rounding. Figures shown as of or for the stated fiscal quarter end | Dollars shown in millions (unaudited) Linked Quarter (LQ) 6/30/2026 3/31/2026 Δ Non-Performing Assets (NPAs) CRE 77.1 78.1 (1.0) C&I 66.4 61.3 5.1 Consumer 9.2 9.2 (0.1) Total Non-Performing Loans (NPLs) $152.7 $148.6 $4.0 Other Real Estate Owned 0.1 — 0.1 Other Repossessed Assets 2.4 2.6 (0.2) Total Non-Performing Assets (NPAs) $155.2 $151.2 $3.9 NPLs / Total Loans 0.86% 0.83% 0.03% NPAs / Total Assets 0.70% 0.68% 0.02% Net Charge-Offs (NCOs) CRE 7.4 7.0 0.4 C&I 6.9 6.6 0.3 Consumer (0.0) (0.1) 0.0 Total Net Charge-Offs $14.3 $13.6 $0.7 NCOs / Avg. Loans (annualized) 0.32% 0.30% 0.02%

4 Funding & Liquidity 20

39.4% 38.9% 40.9% 40.6% 21.8% 21.3% 22.3% 22.0% 20.6% 20.7% 21.1% 21.2% 7.8% 7.4% 8.3% 8.5% 89.7% 88.3% 92.7% 92.2% Segment Balance Demand Checking $3,911 NOW 1,570 Savings & Money Market 7,497 Certificates of Deposit 4,065 Customer Deposits $17,042 Payroll Deposits 1,212 Brokered Deposits 231 Total Deposits $18,486 21% 8% 41% 22% 7% 1% Deposit Portfolio: Built on Quality Relationships Portfolio Highlights 6/30/2026 Deposit Composition Stable, Low-Cost Funding Base o Portfolio review: Granular deposit base with declining funding costs and minimal wholesale funding at just 1.3% of the portfolio o Built on a strong foundation: Customer deposits(1) consistently at 90% of the broader portfolio, in addition to a differentiated payroll deposit business layering on strong fee income generation Source: S&P Global Market Intelligence and Company Filings. Note: Totals may not sum due to rounding. (1) Customer deposits equivalent to total deposits less brokered deposits and payroll deposits. $18.5B Total Deposits 1.97% Cost of Deposits NOW Savings & Money Market Certificates of Deposit Payroll Deposits Brokered Deposits Demand Checking 21 9/30/2025 12/31/2025 3/31/2026 6/30/2026 Figures shown as of or for the stated fiscal quarter end | Dollars shown in millions unless otherwise noted (unaudited) Savings & Money Market Demand Checking Certificates of Deposit NOW Customer Deposits(1)

Short-Term Investments $1.0B Cash & Due From Banks $0.2B Unencumbered Securities $0.5B FHLB $3.6B Other Available Lines $0.4B Federal Reserve Discount Window Capacity $0.6B 20% 29% 32% 37% 26% 24% 24% 20% 19% 19% 18% 17% 14% 14% 13% 13% 19% 10% 10% 11% 3% 2% 2% 1% $1.7 $1.7 $1.7 $1.8 Strong Liquidity Profile 22 Securities Portfolio Highlights o Portfolio review: Highly liquid, risk-averse securities portfolio with prudent duration and minimal extension risk. The entire investment portfolio is classified as available-for-sale (“AFS”) $1.8B AFS Securities 3.91% Book Yield 4.5 years Portfolio Duration Sources of Available Liquidity Agency CMO U.S. Treasuries Agency MBS Municipals / Other Agency Debentures Corporate Bonds Source: S&P Global Market Intelligence, Company Filings and Beacon Financial Corporation 6/30/2026 Earnings Presentation. Note: Totals may not sum due to rounding. (1) “Other available lines” represent available federal funds lines and the holding company line of credit. (2) “Unencumbered securities” represent total investment securities less securities pledged at the FHLB and securities encumbered as municipal collateral. 9/30/2025 12/31/2025 3/31/2026 6/30/2026 6/30/2026 Key Metrics Figures shown as of or for the stated fiscal quarter end | Dollars shown in billions (unaudited) $6.4B available liquid funds and borrowing capacity (1) (2)

5 Appendix 23

Credit Ratings and Debt Summary Debt Maturity Profile Term Entity Rank Maturity Date Next Call Date Amount Front-End Coupon Back-End Coupon Current Coupon 30-Year HoldCo Subordinated 6/26/2033 9/25/2026 $4,941 — 3M SOFR + 310bps Floating 30-Year HoldCo Subordinated 3/17/2034 9/17/2026 4,912 — 3M SOFR + 279bps Floating 30-Year TruPS Berkshire Hills Capital Trust I Junior Subordinated 8/23/2035 8/24/2026 14,021 — 3M SOFR + 185bps Floating 30-Year TruPS SI Capital Trust II Junior Subordinated 12/15/2036 9/15/2026 7,276 — 3M SOFR + 170bps Floating 15-Year HoldCo Subordinated 9/15/2029 9/15/2026 72,537 6.00% 3M SOFR + 332bps Floating 10-Year HoldCo Subordinated 7/1/2032 6/30/2027 98,591 5.50% 3M SOFR + 249bps 5.50% Total $202,278 Source: S&P Global Market Intelligence, Company Filings, Kroll Bond Rating Agency press release dated 3/20/2026, Moody’s Ratings press release dated 8/11/2026. *A rating is not a recommendation to buy, sell or hold securities. Ratings may be subject to revision or withdrawal at any time by the assigning rating organization. Each rating organization has its own methodology for assigning ratings and, accordingly, each rating should be evaluated independently of any other rating. Note: Spreads shown exclude the 0.26% CME term SOFR spread adjustment, if applicable. Figures shown as of or for the stated fiscal quarter end | Dollars shown in thousands (unaudited) Investment grade at the HoldCo and the Bank Moody’s Ratings* Kroll Bond Rating Agency (KBRA)* Beacon Financial Corporation (HoldCo) Senior Unsecured Debt Baa3 BBB Subordinated Debt Baa3 BBB-Outlook Stable Stable Beacon Bank & Trust Senior Unsecured Debt Baa3 BBB+ Subordinated Debt Baa3 BBB Outlook Stable Stable 24

Figures shown as of or for the stated fiscal quarter end | Dollars shown in millions (unaudited) 25 Source: S&P Global Market Intelligence and Company Filings. (1) Represents a Non-GAAP financial measure. See Non-GAAP Financial Measures included in Appendix for a reconciliation to this measure’s most directly comparable GAAP financial measure. (2) Excludes owner-occupied commercial real estate per regulatory definition. As of or for the Fiscal Quarter Ended 9/30/2025 12/31/2025 3/31/2026 6/30/2026 Balance Sheet Assets $22,867 $23,220 $22,228 $22,251 Gross Loans 18,305 18,030 17,924 17,822 Deposits 18,904 19,515 18,292 18,486 Tangible Common Equity 1,909 1,955 1,968 2,010 Balance Sheet & Capital Ratios Loans / Deposits 96.8% 92.4% 98.0% 96.4% TCE / TA 8.56% 8.62% 9.07% 9.25% CET1 Ratio 10.4% 11.0% 11.2% 11.6% Tier 1 Ratio 10.6% 11.1% 11.4% 11.7% Total Risk-Based Capital Ratio 12.5% 13.0% 13.3% 13.6% CRE / TRBC 355% 333% 327% 317% Profitability ROAA (0.11%) 0.94% 0.84% 1.17% ROATE (1.3%) 11.2% 9.3% 12.8% NIM 3.62% 3.82% 3.78% 3.81% Efficiency Ratio 91.6% 63.1% 65.6% 58.1% Asset Quality NPAs / Assets 0.45% 0.50% 0.68% 0.70% Loan Loss Reserves / Gross Loans 1.39% 1.40% 1.36% 1.34% NCOs / Avg. Loans 0.51% 0.20% 0.30% 0.32% (1) (1) (2) (1) Consolidated Financial Summary

26 Reconciliation of Non-GAAP Measures Tangible Common Equity to Tangible Assets (“TCE / TA”) Source: S&P Global Market Intelligence and Company Filings. Figures shown as of or for the stated fiscal quarter end | Dollars shown in thousands (unaudited) As of the Fiscal Quarter Ended 9/30/2025 12/31/2025 3/31/2026 6/30/2026 BBT BBT BBT BBT GAAP Stockholders' Equity $2,461,015 $2,496,061 $2,504,781 $2,539,796 ( - ) Intangible Assets 551,810 541,175 536,503 530,264 Non-GAAP Tangible Stockholders' Equity $1,909,205 $1,954,886 $1,968,278 $2,009,532 Total Assets $22,867,458 $23,220,372 $22,227,616 $22,250,964 ( - ) Intangible Assets 551,810 541,175 536,503 530,264 Non-GAAP Tangible Assets $22,315,648 $22,679,197 $21,691,113 $21,720,700 Non-GAAP TCE / TA - (A / B) 8.56% 8.62% 9.07% 9.25% A B

As of or for the Fiscal Quarter Ended 9/30/2025 12/31/2025 3/31/2026 6/30/2026 BBT BBT BBT BBT GAAP Net Income ($4,221) $53,366 $46,217 $64,426 Reported Pretax Income ($8,401) $75,187 $65,953 $87,017 ( + ) Merger & Restructuring Expense 45,863 14,424 13,025 — ( + ) Merger Day 1 CECL Provision on unfunded commitments 8,415 — — — Non-GAAP Operating Pretax Income $45,877 $89,611 $78,978 $87,017 ( - ) Provision for Income Taxes 12,504 23,209 20,590 22,591 Non-GAAP Operating Earnings After Tax $33,373 $66,402 $58,388 $64,426 Weighted Average Common Shares (Diluted) 87,832,552 83,878,047 83,903,440 83,939,430 GAAP EPS (Diluted) - (A/C) ($0.05) $0.64 $0.55 $0.77 Non-GAAP EPS (Diluted) - (B/C) $0.38 $0.79 $0.70 $0.77 A B C 27 Reconciliation of Non-GAAP Measures (Continued) Non-GAAP Earnings Per Share (“EPS”) Source: S&P Global Market Intelligence and Company Filings. Figures shown as of or for the stated fiscal quarter end | Dollars shown in thousands except for share and per share data (unaudited)

28 Return on Average Tangible Equity (“ROATE”) Source: S&P Global Market Intelligence and Company Filings. Reconciliation of Non-GAAP Measures (Continued) Figures shown as of or for the stated fiscal quarter end | Dollars shown in thousands (unaudited) As of or for the Fiscal Quarter Ended 9/30/2025 12/31/2025 3/31/2026 6/30/2026 BBT BBT BBT BBT Reported Pretax Income ($8,401) $75,187 $65,953 $87,017 ( - ) GAAP Provision for Income Taxes (4,180) 21,821 19,736 22,591 GAAP Net Income ($4,221) $53,366 $46,217 $64,426 Average Equity $1,678,208 $2,453,480 $2,523,986 $2,539,603 ( - ) Average Intangible Assets 353,189 546,276 536,900 532,255 Non-GAAP Average Tangible Equity $1,325,019 $1,907,204 $1,987,086 $2,007,348 Non-GAAP ROATE - (A/B) (1.3%) 11.2% 9.3% 12.8% B A

As of or for the Fiscal Quarter Ended 9/30/2025 12/31/2025 3/31/2026 6/30/2026 BBT BBT BBT BBT GAAP Non-interest Expense $129,296 $142,366 $140,822 $127,256 ( - ) Merger & Restructuring Expense 45,863 14,424 13,025 — Non-GAAP Non-interest Operating Expense $83,433 $127,942 $127,797 $127,256 ( - ) Intangible Amortization 3,587 8,777 8,328 8,328 Non-GAAP Non-interest Expense $79,846 $119,165 $119,469 $118,928 Net-interest Income $128,850 $199,741 $190,774 $193,207 ( + ) Non-interest Income 12,345 25,918 23,947 25,988 Operating Revenue $141,195 $225,659 $214,721 $219,195 GAAP Efficiency Ratio - (A/C) 91.6% 63.1% 65.6% 58.1% Non-GAAP Efficiency Ratio - (B/C) 56.6% 52.8% 55.6% 54.3% B C A Source: S&P Global Market Intelligence and Company Filings. 29 Reconciliation of Non-GAAP Measures (Continued) Efficiency Ratio Figures shown as of or for the stated fiscal quarter end | Dollars shown in thousands (unaudited)

30 Double Leverage and Historical Interest Coverage Figures shown as of or for the stated fiscal quarter end | Dollars shown in thousands (unaudited) As of or for the Fiscal Quarter Ended 12/31/2025 3/31/2026 6/30/2026 Bank-Level Equity 2,508,972 2,510,964 2,539,656 Consolidated Equity 2,496,061 2,504,781 2,539,796 Double Leverage 101% 100% 100% Reported Pretax Income 75,187 65,953 87,017 (+) Borrow ings Interest (inc. TruPS & Existing Sub Debt) 10,403 8,554 11,468 Earnings (Before Corporate Debt Interest) $85,590 $74,507 $98,485 (+) Interest on Deposits 102,439 93,056 88,959 Earnings (Before Corporate Debt & Deposit Interest) $188,029 $167,563 $187,444 (+) Borrow ings Interest (inc. TruPS & Existing Sub Debt) 10,403 8,554 11,468 Interest Expense, Excluding Interest on Deposits $10,403 $8,554 $11,468 (+) Interest on Deposits 102,439 93,056 88,959 Interest Expense, Including Interest on Deposits $112,842 $101,610 $100,427 Interest Coverage (Ex. Deposit Interest Expense) - (A / C) 8.2x 8.7x 8.6x Interest Coverage (Inc. Deposit Interest Expense) - (B / D) 1.7x 1.6x 1.9x A B C D Source: S&P Global Market Intelligence and Company Filings.